Exhibit 99.1

Venu Holding Corporation Reports Its 2024 Annual Results

Total Assets Increase over $95,000,000 Year-over-Year

Strong Momentum Continues Market Expansion Progress, Record Breaking FireSuite Sales, and

Ford Amphitheater Finishes Its Inaugural Season.

Colorado Springs, CO – March 31, 2025- (BUSINESS WIRE)- Venu Holding Corporation (“VENU” or the “Company”) (NYSE American: VENU), a developer, owner, and operator of upscale live music venues and premium hospitality destinations, announced today its results for the fiscal year ended December 31, 2024.

“2024 was nothing short of spectacular for VENU—marked by record-breaking performances, electric openings, and strategic moves that truly put us center-stage in the premium live entertainment industry.” says J.W. Roth Founder, Chairman, and CEO of VENU. “From the wildly successful launch of our flagship Ford Amphitheater, which captivated over 112,000 fans from across the nation and received a Nomination for Pollstar Magazines’ 2024 Best New Concert Venue of the Year, to our bold expansion plans and efforts into fast-growing markets such as McKinney, Broken Arrow, and El Paso this year showcased the boundless potential of our unique, fan-centric vision. We’re not just building venues; we’re setting a new standard for luxury entertainment that keeps our audiences thrilled and coming back for more.

As we look ahead to 2025, the excitement only intensifies. Our recent IPO energized our mission, empowering us to accelerate our ambitious plans, including new partnerships with iconic brands and legends like NFL Hall of Famer and Founder of EIGHT Beer, Troy Aikman, alongside major appointments to our leadership team.

Building a business like ours requires significant upfront investment. We expect to turn the corner toward operational profitability in 2026, driven by development revenue from the expected official opening of three major venues in McKinney, El Paso, and Broken Arrow.

With every strategic step, we’re redefining the live entertainment landscape—delivering unmatched value to our shareholders and, most importantly, unforgettable experiences to our fans. Buckle up!”

2024 Financial Highlights

●	Luxe FireSuite sales reached $77.7 million in 2024, representing a 250% increase over 2023’s total of $22.2 million. This significant year-over-year growth in fractional ownership underscores the strong demand and market traction for our premium offerings.

●	Total assets increased 114% to $178.4 million as of December 31, 2024, up from $83.2 million at December 31, 2023.

●	Property and equipment increased 138% to $137.2 million as of December 31, 2024, up from $57.7 million at December 31, 2023.

●	Total annual revenue rose 42% to $17.8 million in fiscal 2024 compared to $12.6 million in fiscal 2023.

●	Restaurant operations continued steady growth up $1.3 million and 14% in fiscal 2024 compared to fiscal 2023. Event center operations grew $2.2 million and 74%, respectively, in fiscal 2024 compared to fiscal 2023. Both operations were successful due to growth at the Colorado Springs campus, along with the Georgia campus being fully operational during the full year of 2024 compared to opening mid-year 2023.

●	Amphitheater operations generated net profit to VENU, due to the opening and initial success of Ford Amphitheater (defined as profit after VENU’s split with AEG Presents Rocky Mountains, the operator of the amphitheater), with receipts from our naming rights agreements (which are outside of VENU’s AEG partnership agreement), combined for $1,659,291 or 9% of our total revenue for fiscal 2024.

●	Over the limited 2024 season of 20 shows at the Ford Amphitheater, this location generated gross receipts of $15.2 million. These gross receipts, which are inclusive of ticket sales, concessions, ticketing fees, premium upgrades, as well as other receipts, are subject to the split with AEG.

●	The Ford Amphitheater, booked and operated in partnership with AEG Presents Rocky Mountains, sold over 97,000 tickets at an average of $156 per ticket in its 20 shows of 2024.

Operational Highlights for 2024 and Subsequent Events:

●	Successfully completed initial public offering, listing shares on NYSE American and raising approximately $12.3 million in net proceeds in the initial public offering.

●	Grand opening of the Ford Amphitheater in Colorado Springs, which hosted over 112,000 fans from over 5,500 unique zip codes nationwide in its inaugural limited season and was nominated for Pollstar Magazine’s 2024 Best New Concert Venue of the Year.

●	Broke ground on amphitheater projects in Broken Arrow, Oklahoma, and commenced construction phases for additional new locations in Texas and Oklahoma.

●	Announced an $105,000,000 ultra-lux Amphitheater in El Paso, Texas through a significant public private partnership.

●	Closed on 46-acre property for 20,000-seat world-class outdoor music venue in McKinney, TX, one of America’s fastest-growing cities, just northeast of Dallas-Fort Worth.

●	Established significant partnerships and sponsorships, including agreements with Colorado Ford Dealers, Kaiser Permanente, NFL Hall of Famer Troy Aikman, and EIGHT Elite Light Beer.

●	Strengthened leadership with key executive appointments including Will Hodgson as President and Terri Liebler as Chief Marketing Officer.

●	Launched the VENU Arts and Culture Foundation, furthering commitment to supporting local talent and enhancing community cultural vibrancy.

2025 Recent Announcements

●	After surpassing $77.7 million in FireSuite (fractional ownership interests) sales in 2024, the Company continued its momentum into 2025. The Company continued its record-breaking momentum into 2025, generating $10.4 million in January and $11.2 million in February. With a strong start to the year, the Company remains on track to achieve its goal of $200 million for 2025.

●	Launched VENU Income Offering, a program designed for RIAs and broker dealers intended to provide the potential for consistent monthly income to their clients through pooled ownership of VENU’s Luxe FireSuites located in the McKinney, TX, and Broken Arrow, OK amphitheaters.

●	Launched VENU Fractional Ownership Financing designed to accelerate the expansion of its highly sought-after Luxe FireSuites. The program permits buyers to finance their purchase of rights to a FireSuite making the FireSuites accessible to a broader audience.

●	The Company has enhanced the planned features and amenities at its in-development amphitheaters to allow them to expand to year-round operations through a multi-season venue configuration for its planned venues in McKinney, TX; El Paso, TX; Broken Arrow, OK; and Yukon, OK—unlocking new revenue growth. This innovative model increases the number of events hosted annually at each location while enhancing operational efficiency. Moving forward, the Company intends to incorporate this flexible configuration into all newly developed venues.

CONFERENCE CALL DETAILS

Monday, March 31, 2025, at 4:30 p.m. Eastern Time
USA/Canada Toll-Free Dial-In Number:	(800) 715-9871
International Toll Dial-In Number:	+1 (646) 307-1963
Conference ID: 9521412
Conference Call Replay - available through March 31, 2026, at https://investors.venu.live

About Venu Holding Corporation

Venu Holding Corporation (“VENU”) (NYSE American: VENU), founded by Colorado Springs entrepreneur J.W. Roth, is a premier hospitality and live music venue developer dedicated to crafting luxury, artist-centric, experience-driven entertainment destinations. VENU’s campuses in Colorado Springs, Colorado, and Gainesville, Georgia, each feature Bourbon Brothers Smokehouse and Tavern, The Hall at Bourbon Brothers, and unique to Colorado Springs, Notes Eatery and the 9,570-seat Ford Amphitheater. Expanding with new multi-season Sunset Amphitheaters in Oklahoma and Texas, VENU’s upcoming large-scale venues will host between 12,500 and 20,000 guests, continuing VENU’s vision of redefining the premium live entertainment experience. Click here to view our company overview.

VENU has been recognized nationally by The Wall Street Journal, The New York Times, Denver Post, Billboard, VenuesNow, and Variety for its innovative and disruptive approach to live entertainment. Through strategic partnerships with industry leaders such as AEG Presents and NFL Hall of Famer and Founder of EIGHT Elite Light Beer, Troy Aikman, VENU continues to shape the future of the entertainment landscape. For more information, visit venu.live

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the SEC, not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Media Relations

Chloe Hoeft

Venu Holding Corporation (“VENU”)

719-895-5470

choeft@venu.live

Investor Relations

Dave Gentry

RedChip Companies, Inc.

1-407-644-4256

VENU@redchip.com

VENU HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in US Dollars)

	As of
	December 31,	December 31,
	2024	2023
ASSETS
Current assets
Cash and cash equivalents	$37,969,454	$20,201,104
Inventories	225,283	185,746
Prepaid expenses and other current assets	850,951	209,215
Total current assets	39,045,688	20,596,065
Other assets
Property and equipment, net	137,215,936	57,737,763
Intangible assets, net	211,276	277,995
Operating lease right-of-use assets, net	1,351,600	3,685,980
Investments in related parties	550,000	550,000
Security and other deposits	43,015	375,904
Total other assets	139,371,827	62,627,642
Total assets	$178,417,515	$83,223,707

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$7,283,033	$2,565,460
Accrued expenses	3,556,819	698,369
Accrued payroll and payroll taxes	262,387	331,457
Deferred revenue	1,528,159	764,081
Convertible debt	9,433,313	-
Current portion of operating lease liabilities	364,244	230,952
Current portion of long-term debt	2,101,501	325,245
Total current liabilities	24,529,456	4,915,564

Long-term portion of operating lease liabilities	1,020,604	3,646,385
Long-term licensing liability	7,950,000	1,500,000
Long-term debt, net of current portion	14,100,217	11,182,073
Total liabilities	$47,600,277	$21,244,022
Commitments and contingencies - See Note 14
Stockholders’ Equity
Class B common stock, $0.001 par - 1,000,000 authorized, 379,990 issued and outstanding at December 31, 2024 and 30,000,000 authorized and 1,959,445 issued and outstanding at December 31, 2023	379	1,960
Class C common stock, $0.001 par - 0 authorized and issued and outstanding at December 31, 2024 and 50,000,000 authorized and 30,306,060 issued and outstanding at December 31, 2023	-	30,306
Common stock, $0.001 par - 144,000,000 authorized, 37,471,465 issued and outstanding at December 31, 2024 and 60,000,000 authorized at 0 issued and outstanding at December 31, 2023	37,472	-
Preferred stock, $0.001 par - 5,000,000 authorized, none issued or outstanding	-	-
Additional paid-in capital	144,546,368	47,743,085
Accumulated deficit	(47,361,208)	(17,021,453)
	$97,223,011	$30,753,898
Treasury Stock, at cost - 276,245 shares at December 31, 2024 and 76,245 shares at December 31, 2023	(1,500,076)	(76)
Total Venu Holding Corporation and subsidiaries equity	$95,722,935	$30,753,822
Non-controlling interest	35,094,303	31,225,863
Total stockholders’ equity	$130,817,238	$61,979,685
Total liabilities and stockholders’ equity	$178,417,515	$83,223,707

VENU HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(in US Dollars)

	For the years ended
	December 31,
	2024	2023
Revenues
Restaurant including food and beverage revenue	$10,828,972	$9,522,523
Event center ticket and fees revenue	4,648,478	2,152,826
Rental and sponsorship revenue	2,356,933	922,315
Total revenues	$17,834,383	$12,597,664
Operating costs
Food and beverage	2,409,133	2,216,359
Event center	2,554,606	1,072,909
Labor	4,383,505	3,667,095
Rent	1,361,787	815,233
General and administrative	18,832,115	12,470,650
Equity compensation	12,015,133	1,610,350
Depreciation and amortization	3,656,229	1,877,236
Total operating costs	$45,212,508	$23,729,832

Loss from operations	$(27,378,125)	$(11,132,168)

Other income (expense), net
Interest expense	(3,906,959)	(331,674)
Other expense	(2,500,006)	-
Loss on sale of investments	-	(75,603)
Interest income	705,729	20,152
Other income	130,387	132,500
Total other expense, net	(5,570,849)	(254,625)

Net loss	$(32,948,974)	$(11,386,793)

Net loss attributable to non-controlling interests	(2,609,219)	(862,320)

Net loss attributable to common stockholders	$(30,339,755)	$(10,524,473)

Weighted average number of shares of Class A common stock, outstanding, basic and diluted	-	136,301
Basic and diluted net loss per share of Class A common stock	$-	$(0.39)

Weighted average number of shares of Class B common stock, outstanding, basic and diluted	724,629	16,640,620
Basic and diluted net loss per share of Class B common stock	$(0.86)	$(0.39)

Weighted average number of shares of Class C common stock, outstanding, basic and diluted	6,758,034	10,106,179
Basic and diluted net loss per share of Class C common stock	$(0.86)	$(0.39)

Weighted average number of shares of Class D common stock, outstanding, basic and diluted	16,319,014	-
Basic and diluted net loss per share of Class D common stock	$(0.86)	$-

Weighted average number of shares of Common stock, outstanding, basic and diluted	11,642,944	-
Basic and diluted net loss per share of Common stock	$(0.86)	$-

VENU HOLDING CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in US Dollars)

	For the years ended December 31,
	2024	2023
Net loss	$(32,948,974)	$(11,386,793)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity issued for interest on convertible debt	766,920	-
Equity based compensation	12,015,133	1,610,350
Project abandonment loss	668,403	-
Amortization of debt discount	2,917,989	4,544
Non cash lease expense	498,808	486,924
Unrealized income on equity method investment	-	75,603
Depreciation and amortization	3,656,229	1,877,236
Noncash financing expense	2,500,000	-
Noncash interest	-	1,292
Changes in operating assets and liabilities:
Inventories	(39,537)	(98,591)
Prepaid expenses and other current assets	(641,736)	88,579
Receivables from AEG partnership	-	-
Security deposit	332,889	(225,904)
Accounts payable	4,694,025	745,259
Accrued expenses	2,858,450	334,840
Accrued payroll and payroll taxes	(69,070)	(73,542)
Deferred revenue	764,078	636,790
Operating lease liabilities	(465,890)	(452,759)
Licensing liabilities	6,250,000	1,500,000
Net cash provided by (used in) operating activities	3,757,717	(4,876,172)
Cash flows from investing activities
Purchase of property and equipment	(72,483,650)	(31,165,063)
Net cash acquired from acquisition of 13141 BP	74,085	-
Net cash used in investing activities	(72,409,565)	(31,165,063)
Cash flows from financing activities
Proceeds from sale of non-controlling interest equity	38,463,367	16,750,000
Distributions to non-controlling shareholders	(934,435)	(531,789)
Principal payments on long-term debt	(313,136)	(224,386)
Proceeds from issuance of shares	31,960,250	16,695,180
IPO issued	12,654,100	-
Proceeds from exercise of warrants	52	82,600
Payment for personal guarantee on convertible debt	(100,000)	-
Acquisition of Treasury Stock	(1,500,000)	-
Receipt of short-term promissory note	(10,000)	-
Proceeds from municipality promissory note	6,200,000	-
Net cash provided by financing activities	86,420,198	32,771,605
Net increase (decrease) in cash and cash equivalents	17,768,350	(3,269,630)
Cash and cash equivalents, beginning	20,201,104	23,470,734
Cash and cash equivalents, ending	$37,969,454	$20,201,104
Supplemental disclosure of non-cash operating, investing and financing activities:
Cash paid for interest	$406,483	$305,169
Property acquired via mortgage	$-	$4,400,000
Property acquired via short-term promissory note	$2,000,000	$-
Property acquired via convertible debt	$10,000,000	$-
Debt discounts - warrants	$3,000,140	$-
Equity issued for origination fee	$100,000	$-
Debt discount - suite granted to lender	$200,000	$-
Land returned in exchange for termination of promissory note payable	$3,267,000	$-
Right of Use Assets obtained in exchange for operating lease liabilities	$471,476	$-